Exhibit 10.30

[    ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment No. 3

to the

Developer Addendum

This Amendment No. 3 (“Amendment 3”) to the Developer Addendum dated May 14, 2010, by and between Zynga Inc. (“Zynga”) and Facebook, Inc. (“Facebook, Inc.”), as amended on October 1, 2011 and April 5, 2012 (“collectively, “Addendum No. 1”) is made by and between Facebook, Inc. and Facebook Ireland Limited (collectively, “Facebook”, “FB”, “we”, “us”, or “our”) and Zynga, Inc., Zynga Game Ireland Limited (“Zynga Ireland”), Zynga Luxembourg S.àr.L. (“Commissionaire”) (solely to the extent set forth in the signature page hereto) (collectively, “Zynga”, “you”, or “your”) on November 27, 2012 (“Amendment 3 Effective Date”). Addendum No. 1, together with the Statement of Rights and Responsibilities, shall hereinafter be referred to as the “Agreement.” We and you are sometimes referred to in this Amendment 3 individually as a “party” or collectively, as the “parties”. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings given to them in the Agreement.

In consideration of the mutual covenants herein set forth in the Agreement and this Amendment 3, the parties agree hereby as follows:

Agreement

1. The parties agree that Sections 2 and 3 of this Amendment 3 shall take effect on March 31, 2013 (the “Start Date”). The remainder will take effect as of the Amendment 3 Effective Date. The parties agree that from the Amendment 3 Effective Date until the Start Date, any references to the SRR shall be the SRR in effect on November 15, 2012. After the Start Date, any references to the SRR shall be to the then-current SRR.

2. Section 1 of Addendum No. 1 is hereby deleted in its entirety and replaced with the following:

“1. API. Subject to your continued compliance with this Addendum and the SRR, during the Term, we will provide you with the then-current access to our Platform that we make generally available to all other game developers. For purposes of clarity, nothing herein obligates us to provide you with access to any distribution channels (e.g., requests, bookmarks, streams) for any Zynga Services or Covered Zynga Services. Notwithstanding any prior access to Facebook Data, as of March 31, 2013 Zynga may only access and use Facebook Data on or in connection with any Zynga Service as permitted under the SRR.”

3. Without limiting Section 1 of Addendum No. 1 (as amended herein), Zynga’s use of the Platform and any Facebook Data on any Zynga Service offered through a Zynga Game Page (e.g. games on Zynga.com) will be governed by the SRR. On such Zynga Services, unless otherwise specified in the SRR, Zynga is not obligated to display Facebook Ad Units or implement Facebook Credits, notwithstanding anything to the contrary in Sections 2 or 4 of Addendum No. 1. Notwithstanding the foregoing, [*] following the Start Date, the parties agree that Zynga shall not be obligated to display Facebook Ads or implement Facebook Credits on any Zynga Service offered through a Zynga Game Page which uses Facebook Login but does not otherwise make use of any Facebook data. However, if Zynga chooses to display Facebook Ad Units or implement Facebook Credits on such Zynga Services, then the relevant provisions of Sections 2 and 4 of Addendum No. 1 shall continue to apply to such Zynga Services that display Facebook Ad Units or implement Facebook Credits.

4. Section 5(e) of Addendum No. 1 is hereby deleted in its entirety and replaced with the following:

“e. Your right to (i) promote, offer or link to any games (including to game sites that are off Facebook) from Covered Zynga Services (including but not limited to Covered Zynga Services that are not on Canvas Pages), and (ii) use emails obtained from us shall each be governed by the then-current SRR. [*] If we reasonably determine at any time during the Term that you are in violation of the terms of this section, we will notify you of such violation and you will have [*] to remedy any such violation. In the event you fail to cure any violation during the applicable [*] cure period, or you are in violation a third time after curing two previous violations (which third violation will not be eligible for cure), our sole and exclusive remedy will be to terminate

[    ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Addendum No. 1 and Addendum No. 2 dated December 26, 2010, as subsequently amended (“Addendum No. 2”).”

5. This Amendment 3 together with the Agreement constitutes the entire agreement of the parties with respect to the matters set forth herein and there are no other agreements, commitments or understanding among the parties with respect to the matters set forth herein. All terms and conditions of the Original Agreement not expressly amended herein shall remain in full force and effect. The terms and conditions of this Amendment 3 shall prevail over any conflicting terms and conditions in the Agreement.

(signature page follows)

[    ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

In witness whereof, this Amendment 3 has been duly executed by the parties as of the Amendment 3 Effective Date.

Facebook, Inc.		Zynga Inc.

By:	/s/ Christopher A. Daniels	By:	/s/ Barry Cottle
Name: Christopher A. Daniels		Name: Barry Cottle
Title: Director, Business Development		Title: Chief Revenue Officer
Date: Nov. 27, 2012		Date: 11/27/12

Facebook Ireland Limited		Zynga Game Ireland Ltd.:

By:	/s/ Shane Crehan	By:	/s/ Suzanne McArdle
Name: Shane Crehan		Name: Suzanne McArdle
Title: Director		Title: Director
Date: 28/11/12		Date: 28/11/2012

Accepted, acknowledged and agreed solely as to the right to receive all payments owed to Zynga Ireland as set forth in this Amendment No. 2 and Amendment No. 1 and for no other purpose:

Zynga Luxembourg S.àr.L.:

		By:	/s/ Jenifer Swallow
Name: Jenifer Swallow
Title: B. Manager
Date: 11/28/12

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